Filed Pursuant to Rule 497(e)

Ambassador Funds

Ambassador Money Market Fund

Registration File No. 333-36796

AMBASSADOR FUNDS

AMBASSADOR MONEY MARKET FUND

SUPPLEMENT DATED JUNE 24, 2008

to

STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 31, 2007

The Statement of Additional Information section “TRANSFER AGENT” page 14, and “CUSTODIAN” page 15, are replaced, respectively, with the following:

Transfer Agent

Effective June 9, 2008, the Fund has entered into a Transfer Agent Servicing Agreement with J.P. Morgan Investor Services Co. (“JPMISC”).  Pursuant to this agreement, the Fund pays JPMISC shareholder account fees, activity charges, service charges and various out-of-pocket expenses.  The Fund will pay JPMISC at the annual rate of $20,000 plus $22.50 per shareholder account, with a minimum of $75,000 per fund family.  JPMISC’s responsibilities as Transfer Agent include receiving and processing orders and redemption requests, maintaining shareholder accounts and records, mailing reports to shareholders, preparing and filing Form 1099s with the U.S. Department of Treasury and other related services.  From August 1, 2003 through June 8, 2008, the Transfer Agent services were provided by U.S. Bancorp Fund Services, LLC.

Custodian

Effective June 9, 2008, the Fund has entered into a Custody Agreement with JPMorgan Chase Bank, N.A., whose address is 1 Chase Manhattan Plaza, New York, New York 10005, pursuant to which that bank was appointed as custodian (the “Custodian”) for the Fund’s portfolio securities.  Pursuant to this Custody Agreement, the Custodian will earn portfolio transaction fees, in addition to an annual fee based on the following terms:  0.0100% on the first $200 million in market value per fund; 0.0075% on the next $300 million of market value per fund; 0.0050% on the next $500 million in market value per fund and 0.0025% on the balance.  A minimum annual fee of $20,000 per fund applies.  The Custodian is responsible for the safekeeping of the Fund’s assets, including the acceptance or delivery of cash or securities where appropriate, registration of securities in the appropriate Fund name or the name of a nominee and maintenance of bank accounts on behalf of the Fund.  From August 1, 2003 through June 8, 2008, the Custodian services were provided by U.S. Bank, National Association.

Please keep this supplement for future reference